UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2013

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Axcelis Technologies, Inc. was held at the offices of Edwards Wildman Palmer at 111 Huntington Avenue, Boston, Massachusetts on May 14, 2013. Out of 108,235,774 shares of Common Stock (as of the record date of March 18, 2013) entitled to vote at the meeting, 98,590,648 shares, or 91.09%, were present in person or by proxy.

1.                                      At the Annual Meeting, each of the seven nominees for re-election as directors received the number of votes set opposite the nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

	Number of Votes
	For	Withheld	Abstain	Broker Non- Votes
Proposal to elect the following nominees as a director
1. R. John Fletcher	43,306,712	17,021,591	1,950	38,260,395
2. Stephen R. Hardis	43,040,086	17,289,395	772	38,260,395
3. William C. Jennings	43,974,902	16,354,579	772	38,260,395
4. Joseph P. Keithley	44,026,963	16,301,340	1,950	38,260,395
5. Patrick H. Nettles	43,427,744	16,902,509	—	38,260,395
6. Mary G. Puma	43,413,553	16,915,928	772	38,260,395
7. H. Brian Thompson	31,115,077	29,213,226	1,950	38,260,395

2.                                      The following sets forth the tally of the votes cast on the proposal to approve the amendment to the 2012 Equity Incentive Plan, as adopted and modified by the Board of Directors.  A majority of the votes cast were voted in favor of the approval of the 2012 Equity Incentive Plan, as adopted and amended by the Board of Directors, and therefore the amended 2012 Equity Incentive Plan has been approved by the stockholders.

Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstain	Votes	Voted For
Proposal to approve the amendment to the 2012 Equity Incentive Plan, as amended.	39,746,403	19,945,544	638,306	38,260,395	66.59%

3.                                      The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company’s financial statements for the year ending December 31, 2013.  A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders.

Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstain	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s financial statements for the year ending December 31, 2013.	95,055,704	2,595,481	939,463	—	97.34%

4.                                      The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2012, as described under “Executive Compensation” in the proxy statement for this meeting.  A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2012, as described under “Executive Compensation” in the proxy statement for this meeting.	55,340,273	4,407,721	582,259	38,260,395	92.62%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2013	Axcelis Technologies, Inc.

	By:	/s/ JAY ZAGER
Jay Zager
Executive Vice President and Chief Financial Officer